                                                                 Exhibit 10(i).2

                               COMMERCIAL GUARANTY

---------  ---------  --------  -------  ---------  -------  -------  --------
Principal  Loan Date  Maturity  Loan No  Call/Coll  Account  Officer  Initials
                                                               703
---------  ---------  --------  -------  ---------  -------  -------  --------
References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

--------------------------------------------------------------------------------

Borrower:   MorAmerica Capital Corporation
            101 2nd Street SE Ste 800
            Cedar Rapids, IA  52401

Lender:     Cedar Rapids Bank and Trust Company
            500 1st Avenue NE Ste 100, P.O. Box 789
            Cedar Rapids, IA  52406-0789

Guarantor:  MACC Private Equities Inc
            101 2nd Street SE Ste 800
            Cedar Rapids, IA  52401

================================================================================

CONTINUING  GUARANTEE  OF  PAYMENT  AND  PERFORMANCE.   For  good  and  valuable
consideration,  Guarantor  absolutely and  unconditionally  guarantees  full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's  obligations  under the Note and the Related Documents.  This is a guaranty of payment and performance and not of collection,  so Lender can enforce this  Guaranty  against  Guarantor  even when
Lender has not exhausted  Lender's remedies against anyone else obligated to pay the  Indebtedness  or against any  collateral  securing the  Indebtedness,  this
Guaranty or any other  guaranty  of the  Indebtedness.  Guarantor  will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will  otherwise  perform  Borrower's  obligations  under  the Note  and  Related
Documents.   Under  this  Guaranty,   Guarantor's  liability  is  unlimited  and
Guarantor's obligations are continuing.

INDEBTEDNESS.  The word "Indebtedness" as used in this Guaranty means all of the principal  amount  outstanding  from time to time and at any one or more  times, accrued  unpaid  interest  thereon and all  collection  costs and legal expenses related  thereto  permitted by law,  attorneys'  fees,  arising from any and all debts,  liabilities  and  obligations  of every nature or form,  now existing or hereafter  arising or acquired,  that Borrower  individually  or collectively or interchangeably with others, owes or will owe Lender.  "Indebtedness"  includes, without limitation, loans, advances, debts, overdraft indebtedness,  credit card indebtedness, lease obligations,  liabilities and obligations under any interest rate protection  agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments  against  Borrower,  future  advances,  loans or transactions that renew, extend,  modify,  refinance,  consolidate or substitute these debts,  liabilities and obligations whether:  voluntarily or involuntarily incurred;  due or to become  due by their  terms or  acceleration;  absolute  or contingent;  liquidated or unliquidated;  determined or undetermined;  direct or indirect;  primary or  secondary in nature or arising from a guaranty or surety;
secured or  unsecured;  joint or several or joint and  several;  evidenced  by a negotiable  or  non-negotiable  instrument  or writing;  originated by Lender or another or  others;  barred or  unenforceable  against  Borrower  for any reason whatsoever;  for any  transactions  that may be voidable for any reason (such as infancy,  insanity,  ultra vires or otherwise);  and originated  then reduced or extinguished and then afterwards increased or reinstated.

If  Lender  presently  holds  one or  more  guaranties,  or  hereafter  receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative.  This Guaranty shall not (unless  specifically  provided below to the  contrary)  affect or  invalidate  any such  other  guaranties.  Guarantor's liability  will be  Guarantor's  aggregate  liability  under  the  terms of this
Guaranty and any such other unterminated guaranties.

CONTINUING  GUARANTY.  THIS IS A  "CONTINUING  GUARANTY"  UNDER WHICH  GUARANTOR
AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT,  PERFORMANCE AND SATISFACTION
OF THE INDEBTEDNESS OF BORROWER TO LENDER,  NOW EXISTING OR HEREAFTER ARISING OR
ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE
INDEBTEDNESS  WILL  NOT  DISCHARGE  OR  DIMINISH  GUARANTOR'S   OBLIGATIONS  AND
LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN
WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME
TO TIME.

DURATION OF GUARANTY.  This  Guaranty  will take effect when  received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted

                               COMMERCIAL GUARANTY
Loan No:  1089921654                                                      Page 2

before  receipt by Lender of any notice of revocation  shall have been fully and finally paid and satisfied and all of Guarantor's  other  obligations under this
Guaranty shall have been  performed in full. If Guarantor  elects to revoke this
Guaranty,  Guarantor may only do so in writing.  Guarantor's  written  notice of revocation  must be mailed to Lender,  by certified  mail,  at Lender's  address listed  above or such other place as Lender may  designate  in writing.  Written revocation of this Guaranty  will apply only to new  Indebtedness  created after actual receipt by Lender of Guarantor's written revocation. For this purpose and
without   limitation,   the  term  "new   Indebtedness"  does  not  include  the
Indebtedness   which  at  the  time  of  notice  of  revocation  is  contingent, unliquidated,  undetermined  or  not  due  and  which  later  becomes  absolute, liquidated,  determined  or due. For this purpose and without  limitation,  "new
Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the  Indebtedness.  This  Guaranty  shall  bind  Guarantor's  estate  as to  the
Indebtedness  created  both before and after  Guarantor's  death or  incapacity, regardless  of  Lender's  actual  notice of  Guarantor's  death.  Subject to the foregoing,  Guarantor's  executor or administrator or other legal representative may  terminate  this Guaranty in the same manner in which  Guarantor  might have terminated  it and with the same  effect.  Release  of any  other  guarantor  or termination  of any other  guaranty  of the  Indebtedness  shall not  affect the liability of Guarantor  under this Guaranty.  A revocation  Lender receives from any one or more  Guarantors  shall not affect  the  liability  of any  remaining
Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically  acknowledges  and  agrees  that  reductions  in the  amount of the
Indebtedness,  even to zero dollars ($0.00),  shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors  and assigns so long as any of the  Indebtedness  remains  unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR'S  AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation  hereof,  without notice or demand and without lessening
Guarantor's  liability  under  this  Guaranty,  from time to time:  (A) prior to revocation  as set  forth  above,  to make  one or more  additional  secured  or unsecured loans to Borrower,  to lease equipment or other goods to Borrower,  or otherwise to extend  additional  credit to Borrower;  (B) to alter,  compromise, renew,  extend,  accelerate,  or otherwise change one or more times the time for payment  or other  terms of the  Indebtedness  or any part of the  Indebtedness, including  increases and decreases of the rate of interest on the  Indebtedness;
extensions  may be repeated and may be for longer than the  original  loan term;
(C) to  take  and  hold  security  for  the  payment  of  this  Guaranty  or the
Indebtedness,  and exchange, enforce, waive, subordinate,  fail or decide not to perfect, and release any such security,  with or without the substitution of new collateral; (D) to release,  substitute,  agree not to sue, or deal with any one or more of Borrower's sureties,  endorsers,  or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments  and credits  shall be made on the  Indebtedness;  (F) to apply such security  and  direct  the order or manner of sale  thereof,  including  without limitation,  any  nonjudicial  sale  permitted  by the terms of the  controlling security  agreement or deed of trust, as Lender in its discretion may determine;
(G) to sell, transfer,  assign or grant participations in all or any part of the
Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to
Lender that (A) no  representations  or agreements of any kind have been made to
Guarantor  which would  limit or qualify in any way the terms of this  Guaranty;
(B) this  Guaranty is executed at  Borrower's  request and not at the request of
Lender;  (C)  Guarantor  has full power,  right and authority to enter into this
Guaranty;  (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument  binding upon Guarantor and do not  result  in a  violation  of any  law,  regulation,  court  decree  or order applicable to Guarantor;  (E) Guarantor has not and will not,  without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially  all of Guarantor's  assets, or any interest therein;  (F) upon Lender's  request,  Guarantor will provide to Lender financial and credit  information  in form  acceptable  to Lender,  and all such financial  information  which  currently  has  been,  and all  future  financial information  which will be provided to Lender is and will be true and correct in all material respects and fairly present  Guarantor's  financial condition as of the dates the financial information is provided;  (G) no material adverse change has  occurred  in  Guarantor's  financial  condition  since the date of the most recent financial  statements  provided to Lender and no event has occurred which
may  materially  adversely  affect  Guarantor's  financial  condition;   (H)  no
litigation,  claim,  investigation,  administrative proceeding or similar action
(including  those for unpaid taxes) against  Guarantor is pending or threatened;
(I) Lender has made no representation to Guarantor as to the creditworthiness of
Borrower;  and (J) Guarantor has  established  adequate  means of obtaining from
Borrower  on a  continuing  basis  information  regarding  Borrower's  financial condition.  Guarantor agrees to keep adequately  informed from such means of any facts,  events, or circumstances which might in any way affect Guarantor's risks under this Guaranty,  and Guarantor  further  agrees that,  absent a request for information,  Lender  shall have no  obligation  to  disclose to  Guarantor  any information  or documents  acquired by Lender in the course of its  relationship with Borrower.

GUARANTOR'S  FINANCIAL  STATEMENTS.  Guarantor agrees to furnish Lender with the following:

                           COMMERCIAL GUARANTY
Loan No:  1089921654                                                      Page 3

         Annual  Statements.  As soon as  available,  but in no event later than one-hundred-twenty  (120)  days  after  the  end of each  fiscal  year,
         Guarantor's  balance  sheet and income  statement  for the year  ended, audited by a certified public accountant satisfactory to Lender.

All  financial  reports  required to be provided  under this  Guaranty  shall be prepared in accordance with GAAP,  applied on a consistent  basis, and certified by Guarantor as being true and correct.

GUARANTOR'S  WAIVERS.  Except as prohibited by applicable law,  Guarantor waives any right to require  Lender (A) to continue  lending  money or to extend  other credit to Borrower; (B) to make any presentment,  protest,  demand, or notice of any kind,  including  notice of any  nonpayment  of the  Indebtedness  or of any nonpayment  related to any  collateral,  or notice of any action or nonaction on the part of  Borrower,  Lender,  any surety,  endorser,  or other  guarantor  in connection  with the  Indebtedness  or in connection with the creation of new or additional  loans or  obligations;  (C) to  resort  for  payment  or to  proceed directly  or at  once  against  any  person,  including  Borrower  or any  other guarantor;  (D) to proceed  directly  against or exhaust any collateral  held by
Lender from  Borrower,  any other  guarantor,  or any other person;  (E) to give notice of the terms,  time,  and place of any public or private sale of personal property  security  held by Lender  from  Borrower  or to comply  with any other applicable  provisions of the Uniform  Commercial  Code; (F) to pursue any other remedy within  Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor  also waives any and all rights or  defenses  based on  suretyship  or impairment of collateral  including,  but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti-deficiency"  law or any other law which may prevent  Lender from  bringing  any action,  including a claim for
deficiency,   against  Guarantor,  before  or  after  Lender's  commencement  or completion  of any  foreclosure  action,  either  judicially or by exercise of a power of sale;  (B) any  election  of  remedies  by  Lender  which  destroys  or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights  Guarantor may suffer by reason of any law limiting,  qualifying, or  discharging  the  Indebtedness;  (C) any  disability  or  other  defense  of
Borrower,  of any other guarantor,  or of any other person,  or by reason of the cessation of Borrower's liability from any cause whatsoever,  other than payment in full in legal tender, of the  Indebtedness;  (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness;  (E) any statute of limitations,  if at any time any action or suit brought by Lender  against  Guarantor is  commenced,  there is  outstanding
Indebtedness  which is not barred by any applicable  statute of limitations;  or
(F) any  defenses  given to  guarantors  at law or in equity  other than  actual payment and  performance  of the  Indebtedness.  If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter  Lender is forced to remit the amount of that  payment to  Borrower's trustee  in  bankruptcy  or to any  similar  person  under any  federal or state bankruptcy  law or law for the  relief of  debtors,  the  Indebtedness  shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor  further  waives  and  agrees  not to  assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim,  counter demand,  recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and  consequences  and that,  under the  circumstances,  the waivers are  reasonable  and not  contrary to public  policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of setoff in all  Guarantor's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This includes all accounts  Guarantor  holds jointly with someone  else and all  accounts  Guarantor  may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent  permitted by applicable  law, to hold these funds if there is a default, and  Lender may apply the funds in these  accounts  to pay what  Guarantor  owes under the terms of this Guaranty.

SUBORDINATION  OF  BORROWER'S  DEBTS TO  GUARANTOR.  Guarantor  agrees  that the
Indebtedness,  whether now existing or hereafter  created,  shall be superior to any claim that  Guarantor may now have or hereafter  acquire  against  Borrower,
whether  or  not  Borrower   becomes   insolvent.   Guarantor  hereby  expressly
subordinates  any claim  Guarantor may have against  Borrower,  upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower.
In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy,  by an assignment for the benefit of creditors, by voluntary liquidation,  or otherwise,  the assets of Borrower applicable to the payment of the  claims of both  Lender and  Guarantor  shall be paid to Lender and shall be first  applied by Lender to the  Indebtedness.  Guarantor  does hereby assign to
Lender all claims which it may have or acquire  against  Borrower or against any assignee or trustee in  bankruptcy  of  Borrower;  provided  however,  that such assignment  shall be  effective  only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so

                           COMMERCIAL GUARANTY
Loan No:  1089921654                                                      Page 4

requests,  any notes or credit agreements now or hereafter  evidencing any debts or obligations  of Borrower to Guarantor  shall be marked with a legend that the same are subject to this  Guaranty and shall be  delivered to Lender.  Guarantor agrees, and Lender is hereby authorized,  in the name of Guarantor, from time to time to file  financing  statements and  continuation  statements and to execute documents  and  to  take  such  other  actions  as  Lender  deems  necessary  or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Guaranty:

         Amendments.   This  Guaranty,  together  with  any  Related  Documents,
         constitutes the entire understanding and agreement of the parties as to the matters set forth in this  Guaranty.  No alteration of or amendment to this Guaranty shall be effective  unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Attorneys' Fees;  Expenses.  Guarantor agrees to pay upon demand all of
         Lender's costs and expenses,  including  Lender's  attorneys'  fees and
         Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this
         Guaranty,  and  Guarantor  shall  pay the costs  and  expenses  of such enforcement.  Costs and expenses include  Lender's  attorneys' fees and legal expenses whether or not there is a lawsuit,  including attorneys'
         fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court  costs and such  additional  fees as may be  directed  by the court.

         Caption Headings. Caption headings in this Guaranty are for convenience purposes  only  and  are  not to be used to  interpret  or  define  the provisions of this Guaranty.

         Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not  preempted by federal law, the laws of the State of Iowa without  regard to its  conflicts of law  provisions.
         This Guaranty has been accepted by Lender in the State of Iowa.

         Choice of Venue. If there is a lawsuit,  Guarantor agrees upon Lender's request to submit to the  jurisdiction  of the  courts of Linn  County,
         State of Iowa.

         Integration. Guarantor further agrees that Guarantor has read and fully
         understands  the  terms  of  this  Guaranty;   Guarantor  has  had  the
         opportunity to be advised by Guarantor's  attorney with respect to this
         Guaranty;  the Guaranty fully reflects Guarantor's intentions and parol evidence  is not  required  to  interpret  the terms of this  Guaranty.
         Guarantor hereby indemnifies and holds Lender harmless from all losses,
         claims,   damages,  and  costs  (including  Lender's  attorneys'  fees)
         suffered or  incurred by Lender as a result of any breach by  Guarantor of the warranties, representations and agreements of this paragraph.

         Interpretation.  In all cases where there is more than one  Borrower or
         Guarantor,  then all words used in this Guaranty in the singular  shall be  deemed  to have  been used in the  plural  where  the  context  and construction  so  require;  and where  there is more than one  Borrower named in this  Guaranty or when this  Guaranty is executed by more than one Guarantor,  the words "Borrower" and "Guarantor" respectively shall mean  all  and  any  one  or  more  of  them.  The  words  "Guarantor,"
         "Borrower," and "Lender" include the heirs,  successors,  assigns,  and transferees  of each of them.  If a court finds that any  provision  of this  Guaranty  is not valid or should  not be  enforced,  that fact by itself will not mean that the rest of this  Guaranty  will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this  Guaranty  even if a provision of this Guaranty may be found to be  invalid  or  unenforceable.  If any  one or  more  of  Borrower  or
         Guarantor are corporations,  partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers  of  Borrower  or  Guarantor  or  of  the  officers,  directors, partners,  managers,  or other agents  acting or  purporting  to act on their behalf, and any indebtedness made or created in reliance upon the professed  exercise  of such  powers  shall be  guaranteed  under  this
         Guaranty.

         Notices.  Any notice  required to be given under this Guaranty shall be given in writing,  and,  except for  revocation  notices by  Guarantor, shall be effective when actually  delivered,  when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid,  directed to the addresses shown near the beginning of this Guaranty.  All revocation notices by Guarantor shall be in writing and shall be  effective  upon  delivery  to Lender as  provided  in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its  address for notices  under this  Guaranty by giving  formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep  Lender  informed  at all times of  Guarantor's  current address.

                           COMMERCIAL GUARANTY
Loan No:  1089921654                                                      Page 5

         Unless  otherwise  provided  or required  by law, if there is more than one  Guarantor,  any notice given by  Lender to any Guarantor is deemed to be notice given to all Guarantors.

         No Waiver by  Lender.  Lender  shall not be deemed to have  waived  any rights under this  Guaranty  unless such waiver is given in writing and signed  by  Lender.  No delay or  omission  on the  part of  Lender  in exercising  any right  shall  operate  as a waiver of such right or any other right.  A waiver by Lender of a provision of this Guaranty  shall not  prejudice or  constitute a waiver of Lender's  right  otherwise to demand strict  compliance with that provision or any other provision of this  Guaranty.  No prior  waiver by Lender,  nor any course of dealing between  Lender  and  Guarantor,  shall  constitute  a waiver of any of
         Lender's  rights or of any of Guarantor's  obligations as to any future transactions.  Whenever  the consent of Lender is  required  under this
         Guaranty,  the granting of such consent by Lender in any instance shall not constitute  continuing  consent to subsequent  instances where such consent is  required  and in all cases such  consent  may be granted or withheld in the sole discretion of Lender.

         Successors  and  Assigns.  Subject  to any  limitations  stated in this
         Guaranty on transfer of  Guarantor's  interest,  this Guaranty shall be binding upon and inure to the benefit of the parties,  their successors and assigns.

         Waive Jury.  Lender and  Guarantor  hereby  waive the right to any jury trial in any  action,  proceeding,  or  counterclaim  brought by either
         Lender or Guarantor against the other.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all  references  to dollar  amounts  shall mean  amounts in lawful  money of the
United States of America. Words and terms used in the singular shall include the plural,  and the plural shall include the singular,  as the context may require.
Words and terms not otherwise  defined in this Guaranty  shall have the meanings attributed to such terms in the Uniform Commercial Code:

         Borrower.  The word "Borrower" means MorAmerica Capital Corporation and includes all  co-signers  and co-makers  signing the Note and all their successors and assigns.

         GAAP. The word "GAAP" means generally accepted accounting principles.

         Guarantor.  The word "Guarantor"  means everyone signing this Guaranty, including  without  limitation  MACC Private  Equities Inc, and in each case, any signer's successors and assigns.

         Guaranty.  The word  "Guaranty"  means this guaranty from  Guarantor to
         Lender.

         Indebtedness.  The word "Indebtedness" means Borrower's indebtedness to
         Lender as more particularly described in this Guaranty.

         Lender.  The word "Lender"  means Cedar Rapids Bank and Trust  Company, its successors and assigns.

         Note.  The word "Note" means and  includes  without  limitation  all of
         Borrower's   promissory  notes  and/or  credit  agreements   evidencing
         Borrower's  loan  obligations  in favor of  Lender,  together  with all
         renewals  of,  extensions  of,   modifications  of,   refinancings  of,
         consolidations  of and  substitutions  for  promissory  notes or credit agreements.

         Related  Documents.  The words "Related  Documents" mean all promissory notes, credit agreements,  loan agreements,  environmental  agreements, guaranties,  security agreements,  mortgages,  deeds of trust, security deeds, collateral mortgages, and all other instruments,  agreements and documents,  whether now or hereafter  existing,  executed in connection with the Indebtedness.

EACH UNDERSIGNED  GUARANTOR  ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS
GUARANTY AND AGREES TO ITS TERMS. IN ADDITION,  EACH GUARANTOR  UNDERSTANDS THAT
THIS  GUARANTY IS  EFFECTIVE  UPON  GUARANTOR'S  EXECUTION  AND DELIVERY OF THIS
GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE  UNTIL  TERMINATED IN THE
MANNER  SET  FORTH IN THE  SECTION  TITLED  "DURATION  OF  GUARANTY".  NO FORMAL
ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY
IS DATED AUGUST 30, 2007.

                           COMMERCIAL GUARANTY
Loan No:  1089921654                                                      Page 6

GUARANTOR  ACKNOWLEDGES  RECEIPT OF A COMPLETED COPY OF THIS COMMERCIAL GUARANTY
AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GUARANTOR:

MACC PRIVATE EQUITIES INC.

By:  /s/ David R. Schroder
    ----------------------------------------------------------
    David R. Schroder, President of MACC Private Equities Inc.